UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 14, 2007
ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

160 Pacific Avenue, Suite 222, San Francisco, California		94111

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (415) 733-4000
Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     This Form 8-K/A amends the Current Report on Form 8-K dated November 14, 2007 of ABM Industries Incorporated (“ABM”) reporting the completion of its acquisition of OneSource Services Inc. (“OneSource”). The sole purpose of this amendment is to provide the historical financial statements of OneSource required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b).
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
     The audited Consolidated Balance Sheet of OneSource as of March 31, 2007 and the related audited Consolidated Statement of Income, Movements in Shareholders’ Equity, and Cash Flows for the year ended March 31, 2007 are filed as Exhibit 99.1 to this amendment and incorporated herein by this reference.
     The unaudited Consolidated Balance Sheet of OneSource as of September 30, 2007 and the related unaudited Consolidated Statements of Income and Cash Flows for the six months ended September 30, 2007 and 2006 are filed as Exhibit 99.2 to this amendment and incorporated herein by this reference.
(b)	Pro Forma Financial Information.
     The unaudited Pro Forma Condensed Combined Balance Sheet of ABM and OneSource at October 31, 2007 and the related unaudited Pro Forma Condensed Combined Statement of Income for the year ended October 31, 2007 are filed as Exhibit 99.3 to this amendment and incorporated herein by this reference.
(c)	Exhibits.
Exhibit 23.1 Consent of Independent Accountants

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated: January 28, 2008	By:	/s/ James Lusk
James Lusk
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Independent Accountants

99.1
Audited Consolidated Balance Sheet of OneSource Services Inc. as of March 31, 2007 and the related audited Consolidated Statements of Income, Movements in Shareholders’ Equity, and Cash Flows for the year ended March 31, 2007

99.2
Unaudited Consolidated Balance Sheet of OneSource Services Inc. as of September 30, 2007, and the related unaudited Consolidated Statements of Income and Cash Flows for the six months ended September 30, 2007 and 2006

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of ABM Industries Incorporated and OneSource Services Inc. at October 31, 2007, and the related unaudited Pro Forma Condensed Combined Statement of Income for the year ended October 31, 2007